UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 21, 2004

Honda Auto Receivables 2003-3 Owner Trust

(Exact name of registrant specified in its charter)

Delaware	333-104875	06-6534779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

American Honda Receivables Corp. 20800 Madrona Avenue Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 971-2511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This amendment to the Current Report on Form 8-K filed on September 29, 2004, is being filed to include a copy of the corrected Servicer’s Certificate which was distributed to holders of notes representing undivided fractional interests in Honda Auto Receivables 2003-3 Owner Trust. The corrected Servicer’s Certificate is filed as Exhibit 20 to this amendment to the Current Report.

Item 9.01 (c). Exhibit 20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Honda Auto Receivables 2003-3 Owner Trust
By: American Honda Finance Corporation, as Servicer

	By:	/s/ John I. Weisickle
John I. Weisickle
Date: September 21, 2004		Vice President, Assistant Secretary